UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 13, 2005

PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York	1- 4311	11-1541330
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2200 Northern Boulevard, East Hills, NY		11548
(Address of principal executive offices)		(Zip Code)

(516) 484-5400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On April 13, 2005, the Board of Directors of Pall Corporation (the “Registrant”) approved an amendment to the Registrant’s Bylaws as previously amended on July 15, 2003. The amendment: (i) merged the Board of Directors’ Nominating and Governance Committees into one committee, called the Nominating/Governance Committee; and (ii) eliminated the requirement for a minimum number of directors that must sit on the Executive Committee, as this requirement is set forth in the Executive Committee charter.

ITEM 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

See the Exhibit Index on the page following the signature page of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pall Corporation

	/s/	LISA MCDERMOTT
May 16, 2005		Lisa McDermott Vice President – Finance Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

3(ii)	Section 3.09 of the bylaws of the Registrant, as amended through April 13, 2005.